                                                                Exhibit 10(x)(5)

PREPARED BY AND UPON
RECORDATION RETURN TO:
Dechert LLP
30 Rockefeller Plaza
New York, NY 10112-2200
Attention:  Joseph Philip Forte, Esq.

                                                                LOAN NO.:  58036
                                                         SERVICING NO.:  3180114

================================================================================

THIS DEED OF TRUST COVERS GOODS WHICH ARE OR ARE TO BECOME FIXTURES AND IS TO BE
            RECORDED IN THE REAL ESTATE RECORDS AS A FIXTURE FILING.

                          ASHWORTH EDC, LLC, as grantor

                                                            (Borrower)

                                       To

                             PRLAP, INC., as trustee

                                                            (Trustee)

                               for the benefit of

                      BANK OF AMERICA, N.A., as beneficiary

                                                            (Lender)

             -------------------------------------------------------

             DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY
                          AGREEMENT AND FIXTURE FILING

             -------------------------------------------------------

                            Dated:      As of April 2, 2004

                         Location:      4010 Ocean Ranch Boulevard
                                        Oceanside, California
                           County:      San Diego

                         File No.:      345677

================================================================================

      THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "SECURITY INSTRUMENT") is made as of this 2nd day of April, 2004, by ASHWORTH EDC, LLC, a Delaware limited liability company, having its principal place of business at 2765 Loker Avenue West, Carlsbad, California 92008, as grantor ("BORROWER") to PRLAP, INC., a North Carolina corporation, having an address at c/o Capital Markets Servicing Group, 555 South Flower Street, 6th Floor, CA9-706-06-42, Los Angeles, California 90071 as trustee ("TRUSTEE") for the benefit of BANK OF AMERICA, N.A., a national banking association, having an address at, 214 North Tryon Street, Charlotte, North Carolina 28255, as mortgagee ("LENDER"). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement (defined below).

                                    RECITALS:

      This Security Instrument is given to secure a loan (the "LOAN") in the principal sum of Eleven Million Six Hundred Fifty Thousand and 00/100 Dollars ($11,650,000) advanced pursuant to that certain Loan Agreement, dated as of the date hereof, between Borrower and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT") and evidenced by that certain Promissory Note, dated the date hereof, made by Borrower in favor of Lender (such Promissory Note, together with all extensions, renewals, replacements, restatements or modifications thereof being hereinafter referred to as the "NOTE");

      Borrower desires to secure the payment of the Debt (as defined in the Loan Agreement) and the performance of all of its obligations under the Note, the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement); and

      This Security Instrument is given pursuant to the Loan Agreement, and payment, fulfillment, and performance by Borrower of its obligations thereunder and under the other Loan Documents are secured hereby.

                         ARTICLE 1 - GRANTS OF SECURITY

      SECTION 1.1 PROPERTY MORTGAGED. Borrower does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer, convey and grant a security interest to Trustee, its successors and assigns, for the benefit of Lender and its successors and assigns the following property, rights, interests and estates to the extent now owned, or hereafter acquired by Borrower (collectively, the "Property"):

      (a) Land. The real property described in Exhibit A attached hereto and made a part hereof (the "LAND");

      (b) Additional Land. All additional lands, estates and development rights hereafter acquired by Borrower for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Security Instrument;

      (c) Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (collectively, the "IMPROVEMENTS");

      (d) Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversions and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, rights of dower, rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

      (e) Fixtures and Personal Property. All machinery, equipment, fixtures (including, but not limited to, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures), furniture and other property of every kind and nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Land and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, or usable in connection with the present or future operation and occupancy of the Land and the Improvements, but expressly excluding any of the foregoing expressly owned by Ashworth Inc., as tenant (collectively, the "PERSONAL PROPERTY"), and the right, title and interest of Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the "UNIFORM COMMERCIAL CODE"), and all proceeds and products of the above;

      (f) Leases and Rents. All leases, subleases, lettings, licenses, concessions or other agreements (whether written or oral) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of the Land and the Improvements, and every modification, amendment or other agreement relating to such leases, subleases, or other agreements entered into in connection with such leases, subleases, or other agreements and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, heretofore or hereafter entered into, whether before or after the filing by or against Borrower of any petition for relief under any Creditors Rights Laws (collectively, the "LEASES") and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements whether paid or accruing before or after the filing by or against Borrower of any petition for relief under any Creditors Rights Laws

(collectively, the "RENTS") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

      (g) Insurance Proceeds. All Insurance Proceeds in respect of the Property under any Policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

      (h) Condemnation Awards. All Awards, including interest thereon, which may heretofore and hereafter be made with respect to the Property by reason of Condemnation, whether from the exercise of the right of eminent domain (including, but not limited to, any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

      (i) Tax Certiorari. All refunds, rebates or credits in connection with reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;

      (j) Conversion. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, Insurance Proceeds and Awards, into cash or liquidation claims;

      (k) Rights. The right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;

      (l) Agreements. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or any business or activity conducted on the Land and any part thereof and all right, title and interest of Borrower therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Borrower thereunder;

      (m) Intangibles. All tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property;

      (n) Accounts. All reserves, escrows and deposit accounts maintained by Borrower with respect to the Property; and

      (o) Other Rights. Any and all other rights of Borrower in and to the items set forth in subsections (a) through (n) above.

      SECTION 1.2 ASSIGNMENT OF RENTS. Borrower hereby absolutely and unconditionally assigns to Lender and Trustee all of Borrower's right, title and interest in and to all current and future Leases and Rents; it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of the Loan Agreement and Section 8.1(h) of this Security Instrument, Lender grants to Borrower a revocable license to collect, receive, use and enjoy the Rents and Borrower shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.

      SECTION 1.3 SECURITY AGREEMENT. This Security Instrument is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. By executing and delivering this Security Instrument, Borrower hereby grants to Lender and Trustee, as security for the Obligations (hereinafter defined), a security interest in the Personal Property to the full extent that the Personal Property may be subject to the Uniform Commercial Code.

      SECTION 1.4 FIXTURE FILING. Certain of the Property is or will become "fixtures" (as that term is defined in the Uniform Commercial Code) on the Land, and this Security Instrument, upon being filed for record in the real estate records of the city or county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures.

      SECTION 1.5 CONDITIONS TO GRANT. TO HAVE AND TO HOLD the above granted and described Property unto Trustee for and on behalf of Lender and to the use and benefit of Lender and Trustee and their successors and assigns, forever; IN TRUST, WITH POWER OF SALE, to secure payment to Lender of the Debt at the time and in the manner provided for its payment in the Note and in this Security Instrument. PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note, the Loan Agreement and this Security Instrument, shall well and truly perform the Other Obligations as set forth in this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, the Loan Agreement and the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void; provided, however, that Borrower's obligation to indemnify and hold harmless Lender pursuant to the provisions hereof shall survive any such payment or release.

                    ARTICLE 2 - DEBT AND OBLIGATIONS SECURED

      SECTION 2.1 DEBT. This Security Instrument and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the Debt.

      SECTION 2.2 OTHER OBLIGATIONS. This Security Instrument and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the performance of the following (the "OTHER OBLIGATIONS"): (a) all other obligations of Borrower contained herein; (b) each obligation of Borrower contained in the Loan Agreement and any other Loan Document; and (c) each obligation of Borrower contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, the Loan Agreement or any other Loan Document.

      SECTION 2.3 DEBT AND OTHER OBLIGATIONS. Borrower's obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively herein as the "OBLIGATIONS."

      SECTION 2.4 PAYMENT OF DEBT. Borrower will pay the Debt at the time and in the manner provided in the Loan Agreement, the Note and this Security Instrument.

      SECTION 2.5 INCORPORATION BY REFERENCE. All the covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Note and (c) all and any of the other Loan Documents, are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

                         ARTICLE 3 - PROPERTY COVENANTS

      Borrower covenants and agrees that:

      SECTION 3.1 INSURANCE. Borrower shall obtain and maintain, or cause to be maintained, in full force and effect at all times insurance with respect to Borrower and the Property as required pursuant to the Loan Agreement.

      SECTION 3.2 TAXES. Borrower shall pay all Taxes and Other Charges assessed or imposed against the Property or any part thereof in accordance with the Loan Agreement.

      SECTION 3.3 LEASES. Borrower shall not enter in any Leases for all or any portion of the Property unless in accordance with the provisions of the Loan Agreement.

      SECTION 3.4 WARRANTY OF TITLE. Borrower has or will be acquiring with the Loan Proceeds good, marketable and insurable fee simple title to the real property comprising part of the Property and good title to the balance of such Property, free and clear all Liens whatsoever except the Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. This Security Instrument, when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create (a) a valid, perfected first priority Lien on the Property, and (b) perfected security interests in and to, and perfected collateral assignments of, all personalty (including the Leases), all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. Borrower shall forever warrant, defend and preserve the title and the validity and priority of the Lien of this Security Instrument and shall forever warrant and defend the same to Lender and/or Trustee against the claims of all Persons whomsoever.

      SECTION 3.5 PAYMENT FOR LABOR AND MATERIALS. Except as provided in the Loan Agreement, Borrower will promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with the Property and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any Lien or security interest, even though inferior to the Liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional Lien or security interest other than the Liens or security interests hereof except for the Permitted Encumbrances.

                         ARTICLE 4 - FURTHER ASSURANCES

      SECTION 4.1 COMPLIANCE WITH LOAN AGREEMENT. Borrower shall comply with the covenants set forth in Article 17 of the Loan Agreement in order to protect and perfect the Lien or security interest hereof upon, and in the interest of Lender in, the Property.

      SECTION 4.2 AUTHORIZATION TO FILE FINANCING STATEMENTS; POWER OF ATTORNEY. Borrower hereby authorizes Lender at any time and from time to time to file any initial financing statements, amendments thereto and continuation statements with or without signature of Borrower as authorized by applicable law, as applicable to all or part of the Personal Property. For purposes of such filings, Borrower agrees to furnish any information reasonably requested by Lender promptly upon request by Lender. Borrower also ratifies its authorization for Lender to have filed any like initial financing statements, amendments thereto or continuation statements, if filed prior to the date of this Security Instrument. Borrower hereby irrevocably constitutes and appoints Lender and any officer or agent of Lender, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of Borrower or in Borrower's own name to execute in Borrower's name any such documents and otherwise to carry out the purposes of this Section 4.2, to the extent that Borrower's authorization above is not sufficient. To the extent permitted by law, Borrower hereby ratifies all acts said attorneys-in-fact have lawfully done in the past or shall lawfully do or cause to be done in the future by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                       ARTICLE 5 - DUE ON SALE/ENCUMBRANCE

      SECTION 5.1 NO SALE/ENCUMBRANCE. Borrower shall not cause or permit a sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, grant of any options with respect to, or any other transfer or disposition (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) of a legal or beneficial interest in the Property or any part thereof, Borrower or any Restricted Party, other than in accordance with the provisions of Article 7 of the Loan Agreement, without the prior written consent of Lender.

                   ARTICLE 6 - PREPAYMENT; RELEASE OF PROPERTY

      SECTION 6.1 PREPAYMENT. The Debt may not be prepaid in whole or in part except in strict accordance with the express terms and conditions of the Note and the Loan Agreement.

      SECTION 6.2 PREPAYMENT ON CASUALTY/CONDEMNATION AND CHANGE IN TAX AND DEBIT CREDIT LAWS. Provided no Event of Default exists under any of the Loan Documents, in the event of any prepayment of the Debt pursuant to the terms of
Article 8 or Section 17.4 of the Loan Agreement, no prepayment premium shall be due in connection therewith, but Borrower shall be responsible for all other amounts due under any of the Loan Documents.

      SECTION 6.3 INVOLUNTARY PREPAYMENT. If there is an involuntary prepayment during the Lockout Period (as defined in the Note), then Borrower shall, in addition to any portion of the Loan prepaid (together with all interest accrued and unpaid thereon), pay to Lender a prepayment premium in an amount calculated in accordance with Section 5(c) of the Note.

      SECTION 6.4 RELEASE OF PROPERTY. Borrower shall not be entitled to a release of any portion of the Property from the lien of this Security Instrument except in accordance with terms and conditions of the Loan Agreement.

                               ARTICLE 7 - DEFAULT

      SECTION 7.1 EVENT OF DEFAULT. The term "EVENT OF DEFAULT" as used in this Security Instrument shall have the meaning assigned to such term in the Loan Agreement.

                  ARTICLE 8 - RIGHTS AND REMEDIES UPON DEFAULT

      SECTION 8.1 REMEDIES. Upon the occurrence and during the continuance of any Event of Default, Borrower agrees that Lender may or acting by or through Trustee may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender or Trustee may determine, in their sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender or Trustee:

      (a) declare the entire unpaid Debt to be immediately due and payable;

      (b) institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable provision of law, in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

      (c) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority;

      (d) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

      (e) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note, the Loan Agreement or in the other Loan Documents;

      (f) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument or the other Loan Documents;

      (g) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower, Borrower Principal or any other Person liable for the payment of the Debt;

      (h) the license granted to Borrower under Section 1.2 hereof shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (vi) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all reasonable out-of pocket expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, insurance and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its outside counsel and outside agents;

      (i) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Personal Property or any part thereof, and to take such other measures as Lender or Trustee may deem necessary for the care, protection and preservation of the Personal Property, and (ii) request Borrower at its expense to assemble the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender or Trustee with respect to the Personal Property sent to Borrower in accordance with the provisions hereof at least five (5) days prior to such action shall constitute commercially reasonable notice to Borrower;

      (j) apply any sums then deposited or held in escrow or otherwise by or on behalf of Lender in accordance with the terms of the Loan Agreement, this Security Instrument or any other Loan Document to the payment of the following items in any order in its uncontrolled discretion: (i) Taxes and Other Charges;
(ii) Insurance Premiums; (iii) interest on the unpaid principal balance of the Note; (iv) amortization of the unpaid principal balance of the Note; (v) all other sums payable pursuant to the Note, the Loan Agreement, this Security Instrument and the other Loan Documents, including without limitation advances made by Lender pursuant to the terms of this Security Instrument;

      (k) to the extent applicable to the Property, surrender the Policies maintained pursuant to the Loan Agreement, collect the unearned insurance premiums for the Policies and apply such sums as a credit on the Debt in such priority and proportion as Lender in its discretion shall deem proper, and in connection therewith, Borrower hereby appoints Lender as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Borrower to collect such insurance premiums;

      (l) apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion; or

      (m) pursue such other remedies as Lender may have under applicable law.

In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority. Notwithstanding the provisions of this Section to the contrary, if any Event of Default as described in Section 11.1(f) of the Loan Agreement shall occur, the entire unpaid Debt shall be automatically due and payable, without any further notice, demand or other action by Lender.

      SECTION 8.2 APPLICATION OF PROCEEDS. The purchase money, proceeds and avails of any disposition of the Property, and or any part thereof, or any other sums collected by Lender pursuant to the Note, this Security Instrument or the other Loan Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

      SECTION 8.3 RIGHT TO CURE DEFAULTS. Upon the occurrence and during the continuance of any Event of Default, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, make any payment or do any act required of Borrower hereunder in such manner and to such extent as Lender may reasonably deem necessary to protect the security hereof. Lender or Trustee is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this Section 8.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender or Trustee in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the other Loan Documents and shall be immediately due and payable upon demand by Lender therefor.

      SECTION 8.4 ACTIONS AND PROCEEDINGS. Lender or Trustee has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its reasonable discretion, decides should be brought to protect its interest in the Property.

      SECTION 8.5 RECOVERY OF SUMS REQUIRED TO BE PAID. Subject to Article 15 of the Loan Agreement, Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

      SECTION 8.6 OTHER RIGHTS, ETC. (a) The failure of Lender or Trustee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Borrower shall not be relieved of Borrower's obligations hereunder by reason of (i) the failure of Lender or Trustee to comply with any request of Borrower or any guarantor or indemnitor with respect to the Loan to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the other Loan Documents.

      (a) It is agreed that the risk of loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for decline in the value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief if any such possession is requested or obtained with respect to any Property or collateral not in Lender's possession.

      (b) Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender or Trustee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender or Trustee thereafter to foreclose this Security Instrument. The rights of Lender or Trustee under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender or Trustee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Neither Lender nor Trustee shall be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

      SECTION 8.7 RIGHT TO RELEASE ANY PORTION OF THE PROPERTY. Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.

      SECTION 8.8 RIGHT OF ENTRY. Upon reasonable notice to Borrower, Lender and its agents shall have the right to enter and inspect the Property at all reasonable times.

      SECTION 8.9 BANKRUPTCY. (a) Upon or at any time after the occurrence of an Event of Default, Lender shall have the right to proceed in its own name or in the name of Borrower in respect of any claim, suit, action or proceeding relating to the rejection of any Lease, including, without limitation, the right to file and prosecute, to the exclusion of Borrower, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the lessee under such Lease under the Bankruptcy Code.

      (a) If there shall be filed by or against Borrower a petition under 11 U.S.C. Section 101 et seq., as the same may be amended from time to time (the "BANKRUPTCY CODE"), and Borrower, as lessor under any Lease, shall determine to reject such Lease pursuant to Section 365(a) of the Bankruptcy Code, then Borrower shall give Lender not less than ten (10) days' prior notice of the date on which Borrower shall apply to the bankruptcy court for authority to reject the Lease. Lender shall have the right, but not the obligation, to serve upon Borrower within such ten-day period a notice stating that (i) Lender demands that Borrower assume and assign the Lease to Lender pursuant to Section 365 of the Bankruptcy Code and (ii) Lender covenants to cure or provide adequate assurance of future performance under the Lease. If Lender serves upon Borrower the notice described in the preceding sentence, Borrower shall not seek to reject the Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Lender of the covenant provided for in clause (ii) of the preceding sentence.

      SECTION 8.10 SUBROGATION. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of Borrower's obligations hereunder, under the Loan Agreement, the Note and the other Loan Documents and the performance and discharge of the Other Obligations.

                        ARTICLE 9 - ENVIRONMENTAL HAZARDS

      SECTION 9.1 ENVIRONMENTAL COVENANTS. Borrower has provided representations and warranties regarding environmental matters set forth in Section 12.1 of the Loan Agreement and shall comply with the covenants regarding environmental matters set forth in Section 12.2 of the Loan Agreement.

      SECTION 9.2 LENDER'S RIGHTS. Lender and any other person or entity designated by Lender, including but not limited to any representative of a Governmental Authority, and any environmental consultant, and any receiver appointed by any court of competent jurisdiction, shall have the right, but not the obligation, to enter upon the Property at all reasonable times upon reasonably notice to assess any and all aspects of the environmental condition of the Property and its use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in Lender's sole discretion) and taking samples of soil, groundwater or other water, air, or building materials, and conducting other invasive testing. Borrower shall cooperate with and provide access to Lender and any such person or entity designated by Lender.

                              ARTICLE 10 - WAIVERS

      SECTION 10.1 MARSHALLING AND OTHER MATTERS. Borrower hereby waives, to the extent permitted by law, the benefit of all Legal Requirements now or hereafter in force regarding appraisement, valuation, stay, extension, reinstatement and redemption and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by Legal Requirements.

      SECTION 10.2 WAIVER OF NOTICE. Borrower shall not be entitled to any notices of any nature whatsoever from Lender or Trustee except with respect to matters for which this Security Instrument, the Loan Agreement, or the other Loan Documents specifically and expressly provides for the giving of notice by Lender or Trustee to Borrower and except with respect to matters for which Borrower is not permitted by Legal Requirements to waive its right to receive notice, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Lender or Trustee to Borrower.

      SECTION 10.3 WAIVER OF STATUTE OF LIMITATIONS. Borrower hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt or performance of its Other Obligations.

      SECTION 10.4 SOLE DISCRETION OF LENDER. Whenever pursuant to this Security Instrument, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole discretion of Lender and shall be final and conclusive.

      SECTION 10.5 WAIVER OF TRIAL BY JURY. BORROWER AND LENDER EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH

REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF LENDER AND BORROWER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER AND LENDER.

      SECTION 10.6 WAIVER OF FORECLOSURE DEFENSE. Borrower hereby waives any defense Borrower might assert or have by reason of Lender's failure to make any tenant or lessee of the Property a party defendant in any foreclosure proceeding or action instituted by Lender.

                            ARTICLE 11 - EXCULPATION

      The provisions of Article 15 of the Loan Agreement are hereby incorporated by reference into this Security Instrument to the same extent and with the same force as if fully set forth herein.

                              ARTICLE 12 - NOTICES

      All notices or other written communications hereunder shall be delivered in accordance with Article 16 of the Loan Agreement.

      All notices to Trustee shall be sent to:

            PRLAP, Inc.
            555 South Flower Street, 6th Floor
            CA9-706-06-42
            Los Angeles, CA 90071

                           ARTICLE 13 - APPLICABLE LAW

      SECTION 13.1 GOVERNING LAW. This Security Instrument shall be governed, construed, applied and enforced in accordance with the laws of the state in which the Property is located and applicable laws of the United States of America.

      SECTION 13.2 PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall not be affected thereby.

                            ARTICLE 14 - DEFINITIONS

      Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word "Borrower" shall mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein," the word "Lender" shall mean "Lender and any subsequent holder of the Note," the word "Trustee" shall mean "Trustee and any substitute Trustee of the estates, properties, powers, trusts and rights conferred upon Trustee pursuant to this Security Instrument, the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Security Instrument," the word "Property" shall include any portion of the Property and any interest therein, and the phrases "attorneys' fees", "legal fees" and "counsel fees" shall include any and all attorneys', paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.

                      ARTICLE 15 - MISCELLANEOUS PROVISIONS

      SECTION 15.1 NO ORAL CHANGE. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

      SECTION 15.2 SUCCESSORS AND ASSIGNS. This Security Instrument shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

      SECTION 15.3 INAPPLICABLE PROVISIONS. If any term, covenant or condition of the Loan Agreement, the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Loan Agreement, the Note and this Security Instrument shall be construed without such provision.

      SECTION 15.4 HEADINGS, ETC. The headings and captions of various Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

      SECTION 15.5 NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

      SECTION 15.6 ENTIRE AGREEMENT. This Security Instrument and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written between Borrower and Lender are superseded by the terms of this Security Instrument and the other Loan Documents.

      SECTION 15.7 LIMITATION ON LENDER'S RESPONSIBILITY. No provision of this Security Instrument shall operate to place any obligation or liability for the control, care, management or repair of the Property upon Lender, nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger. Nothing herein contained shall be construed as constituting Lender a "mortgagee in possession."

                      ARTICLE 16 - DEED OF TRUST PROVISIONS

      SECTION 16.1 CONCERNING THE TRUSTEE. Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee's reasonable satisfaction. Trustee, by acceptance of this Security Instrument, covenants to perform and fulfill the trusts herein created, being liable, however, only for gross negligence or willful misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Trustee may resign at any time upon giving thirty (30) days' notice to Borrower and to Lender. Lender may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole discretion for any reason whatsoever Lender may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Security Instrument is recorded and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Lender. The procedure provided for in this paragraph for substitution of Trustee shall be in addition to and not in exclusion of any other provisions for substitution, by law or otherwise.

      SECTION 16.2 TRUSTEE'S FEES. Borrower shall pay all reasonable costs, fees and expenses incurred by Trustee and Trustee's agents and counsel in connection with the performance by Trustee of Trustee's duties hereunder and all such costs, fees and expenses shall be secured by this Security Instrument.

      SECTION 16.3 CERTAIN RIGHTS. With the approval of Lender, Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and advise with counsel (who may be, but need not be, counsel for Lender) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Note, this Security Instrument or the Other Security Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his/her agents or attorneys, (iii) to select and employ, in and about the execution of his/her duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or bad faith, and (iv) any and all other lawful action as Lender may instruct Trustee to take to protect or enforce Lender's rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting an action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for actual, reasonable expenses incurred by Trustee in the performance of Trustee's duties hereunder and to reasonable compensation for such of Trustee's services hereunder as shall be rendered.

      SECTION 16.4 RETENTION OF MONEY. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law) and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

      SECTION 16.5 PERFECTION OF APPOINTMENT. Should any deed, conveyance, or instrument of any nature be required from Borrower by any Trustee or substitute trustee to more fully and certainly vest in and confirm to Trustee or substitute trustee such estates rights, powers, and duties, then, upon request by Trustee or substitute trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Borrower.

      SECTION 16.6 SUCCESSION INSTRUMENTS. Any substitute trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his/her predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Lender or of the substitute trustee, Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute trustee so appointed in Trustee's place.

                       ARTICLE 17 - CALIFORNIA PROVISIONS

      SECTION 17.1 PRINCIPLES OF CONSTRUCTION. In the event of any inconsistencies between the terms and conditions of this Article 17 and the terms and conditions of this Security Instrument, the terms and conditions of this Article 17 shall control and be binding.

      SECTION 17.2 TRUSTOR. The word "grantor" is hereby deleted wherever it appears in this Security Instrument and the word "Trustor" is substituted therefor.

      SECTION 17.3 MORTGAGED PROPERTY. The word "deed," is hereby added immediately prior to the word "mortgage" in Section 1.1 of this Security Instrument entitled "Property Mortgaged".

      SECTION 17.4 ASSIGNMENT OF LEASES AND RENTS. Section 1.2 of this Security Instrument entitled "Assignment of Leases and Rents" is hereby deleted in its entirety and the following is substituted therefor:

                  This Security Instrument constitutes a present, absolute
            assignment of the Leases and Rents from Borrower to Lender. The Leases and Rents are hereby absolutely and irrevocably assigned by Borrower to Lender. Lender is hereby granted and assigned by Borrower the right to enter the Property for the purpose of enforcing its right in the Leases and Rents. Nevertheless, subject to the terms of this Section 1.2, Lender grants to Borrower a revocable license to operate and manage the Property and to collect Rents. After the occurrence and during the continuance of an Event of Default, the license granted to Borrower herein may be revoked by Lender, and Lender may enter upon the Property, and collect, retain and apply the Rents toward payment of the Debt in accordance with the Note. The foregoing assignment shall be fully operative without any further action on the part of either party and Lender shall be entitled to the Leases and Rents whether or not Lender takes possession of the Property or any part thereof.

      SECTION 17.5 SECURITY AGREEMENT. The first two sentences of Section 1.3 of this Security Instrument entitled "Security Agreement" are hereby deleted and the following is substituted therefor:

                  This Security Instrument is both a real property deed of trust and a "security agreement" within the meaning of the Uniform Commercial Code and is being recorded as a fixture filing. With respect to said fixture filing, (i) the debtor is Borrower, and Borrower's name and address appear in the first paragraph of this Security Instrument, and (ii) the secured party is Lender, and Lender's name and address appear in the first paragraph of the Security Instrument. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property, including, but not limited to, the Leases and Rents and all proceeds thereof and all fixtures.

      SECTION 17.6 CONDITIONS TO GRANT. The portion of the paragraph beginning "PROVIDED, HOWEVER" appearing in Section 1.5 of this Security Instrument entitled "Conditions to Grant" is hereby deleted in its entirety and the following language is substituted therefor:

                  PROVIDED, HOWEVER, upon written request of Lender stating that all sums secured hereby have been paid, that Borrower has well and truly abided by and complied with each and every covenant and condition set forth herein and in the Note, and upon the surrendering of this Security Instrument and the Note to Trustee for cancellation and retention and upon payment by Borrower of Trustee's fees, Trustee shall reconvey to Borrower, or to the person or persons legally entitled thereto, without warranty, any portion of the estate hereby granted and then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in any reconveyance may be described as "the person or persons legally entitled thereto".

                         [NO FURTHER TEXT ON THIS PAGE]

      SECTION 17.7 DUE ON SALE/INCUMBRANCE. BORROWER EXPRESSLY AGREES THAT UPON A VIOLATION OF ARTICLE 5 OF THIS SECURITY INSTRUMENT BY BORROWER AND ACCELERATION OF THE PRINCIPAL BALANCE OF THE NOTE BECAUSE OF SUCH VIOLATION, BORROWER WILL PAY ALL SUMS REQUIRED TO BE PAID IN CONNECTION WITH A PREPAYMENT, IF ANY, AS DESCRIBED IN THE NOTE, HEREIN IMPOSED ON PREPAYMENT AFTER AN EVENT OF DEFAULT AND ACCELERATION OF THE PRINCIPAL BALANCE. BORROWER EXPRESSLY ACKNOWLEDGES THAT BORROWER HAS RECEIVED ADEQUATE CONSIDERATION FOR THE FOREGOING AGREEMENT.

                                       ASHWORTH EDC, LLC, a Delaware limited
                                       liability company

                                       By: ASHWORTH INC., a Delaware corporation

                                           By:     /s/ Terence Tsang
                                              ----------------------------------
                                                   Name: Terence Tsang
                                                   Title: EVP, COO & CFO

                          [NO FURTHER TEXT ON THIS PAGE

                        DOCUMENT CONTINUES ON NEXT PAGE]

      SECTION 17.8 POWER OF SALE. Lender, its successors and assigns, may elect to cause the Property or any part thereof to be sold as follows

      (a) Lender may proceed as if all of the Property were real property, in accordance with subparagraph (d) below, or Lender may elect to treat any of the Property which consists of a right in action or which is property that can be severed from the Land without causing structural damage thereto as if the same were personal property, and dispose of the same in accordance with subparagraph
(c) below, separate and apart from the sale of real property, the remainder of the Property being treated as real property.

      (b) Lender may cause any such sale or other disposition to be conducted immediately following the expiration of any grace period, if any, herein provided (or immediately upon the expiration of any redemption period required by law) or Lender may delay any such sale or other disposition for such period of time as Lender deems to be in its best interest. Should Lender desire that more than one such sale or other disposition be conducted, Lender may at its option, cause the same to be conducted simultaneously, or successively on the same day, or at such different days or times and in such order as Lender may deem to be in its best interest.

      (c) Should Lender elect to cause any of the Property to be disposed of as personal property as permitted by subparagraph (a) above, it may dispose of any part hereof in any manner now or hereafter permitted by Article 9 of the Uniform Commercial Code or in accordance with any other remedy provided by law. Both Borrower and Lender shall be eligible to purchase any part or all of such property at any such disposition. Any such disposition may be either public or private as Lender may so elect, subject to the provisions of the Uniform Commercial Code. Lender shall give Borrower at least five (5) days' prior written notice of the time and place of any public sale or other disposition of such property or of the time at or after which any private sale or any other intended disposition is to be made, and if such notice is sent to Borrower as provided in subparagraph (k) hereof, it shall constitute reasonable notice to Borrower.

      (d) Lender elect to sell the Property which is real property or which Lender has elected to treat as real property, upon such election Lender or Trustee shall give such Notice of Default and Election to Sell as may then be required by law. Thereafter, upon the expiration of such time and the giving of such Notice of Sale as may then be required by law, Trustee, at the time and place specified in the Notice of Sale, shall sell such Property, or any portion thereof specified by Lender, at public auction to the highest bidder for cash in lawful money of the United States, subject, however, to the provisions of subparagraph (i) hereof. Trustee for good cause may, and upon request of Lender shall, from time to time, postpone the sale by public announcement thereof at the time and place noticed therefor. If the Property consists of several lots or parcels, Lender may designate the order in which such lots or parcels shall be offered for sale or sold. Any person, including Borrower, Trustee or Lender, may purchase at the sale. Upon any sale Trustee shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the property so sold, but without any covenant or warranty whatsoever, express or implied, whereupon such purchaser or purchasers shall be let into immediate possession.

      (e) In the event of a sale or other disposition of any such property, or any part thereof, and the execution of a deed or other conveyance, pursuant thereto, the recitals therein of facts, such as a default, the giving of notice of default and notice of sale, demand that such sale should be made, postponement of sale, terms of sale, sale, purchaser, payment of purchase money, and any other fact affecting the regularity or validity of such sale or disposition, shall be conclusive proof of the truth of such facts; and any such deed of conveyance shall be conclusive against all persons as to such facts recited therein.

      (f) Lender and/or Trustee shall apply the proceeds of any sale or disposition hereunder to payment of the following: (1) the expenses of such sale or disposition together with Trustee's fees and reasonable attorneys' fees, and the actual cost of publishing, recording, mailing and posting notice; (2) the cost of any search and/or other evidence of title procured in connection therewith and transfer tax on any deed or conveyance; (3) all sums expended under the terms hereof, not then repaid, with accrued interest in the amount provided herein; (4) all other sums secured hereby; and (5) the remainder if any to the person or persons legally entitled thereto.

      (g) The acknowledgment of the receipt of the purchase money, contained in any deed or conveyance executed as aforesaid, shall be sufficient discharge from all obligations to see to the proper application of the consideration therefor.

      (h) Borrower hereby expressly waives any right which it may have to direct the order in which any of the Property shall be sold in the event of any sale or sales pursuant hereto.

      (i) Upon any sale of the Property, whether made under a power of sale herein granted or pursuant to judicial proceedings, if the holder of the Note is a purchaser at such sale, it shall be entitled to use and apply all or any portion of the indebtedness then secured hereby for or in settlement or payment of all or any portion of the purchase price of the property purchased, and, in such case, this Security Instrument, the Note and documents evidencing expenditures secured hereby shall be presented to the person conducting the sale in order that the amount of said indebtedness so used or applied may be credited thereon as having been paid.

      (j) No remedy herein conferred upon or reserved to Trustee or Lender is intended to be exclusive of any other remedy herein or by law provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by this instrument to Trustee or Lender, or to which either of them may be otherwise entitled, may be exercised from time to time and as often as may be deemed expedient by Trustee or Lender, and either of them may pursue inconsistent remedies. If there exists additional security for the performance of the obligations secured hereby, the holder of the Note, at its sole option and without limiting or affecting any rights or remedies hereunder, may exercise any of the rights and remedies to which it may be entitled hereunder either concurrently with whatever other rights it may have in connection with such other security or in such order as it may determine.

      (k) Borrower hereby requests that every notice of default and every notice of sale be given in accordance with the provisions of Section 16.1 of the Loan Agreement except as otherwise required by statute. Borrower may, from time to time, change the address to which notice of default and sale hereunder shall be sent by both filing a request therefor, in the manner provided by the California Civil Code, Section 2924b, and sending a copy of such request to Lender, its successors or assigns in accordance with the provisions of Section 16.1 of the Loan Agreement.

      SECTION 17.9 CONCERNING THE TRUSTEE:

      (a) Trustee accepts the trust created by this Security Instrument when this Security Instrument, duly executed and acknowledged, is made a public record as provided by law.

      (b) Trustee is not obligated to notify any party hereto of pending sale under any other deed of trust or of any action or proceeding in which Borrower, Lender or Trustee shall be a party, unless brought by Trustee.

      (c) Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee's reasonable satisfaction. Trustee, by acceptance of this Security Instrument, covenants to perform and fulfill the trusts herein created, being liable, however, only for willful negligence or misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Trustee may resign at any time upon giving thirty (30) days' notice to Borrower and to Lender. Lender may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole discretion for any reason whatsoever Lender may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Security Instrument is recorded and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor without conveyance from the predecessor Trustee. Such instrument must contain the name of the original Borrower, Trustee and Lender hereunder, the book and page where this Security Instrument is recorded, and the name and address of the new Trustee. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Lender. The procedure provided for in this paragraph for substitution of Trustee shall be in addition to and not in exclusion of any other provisions for substitution, by law or otherwise.

      (d) Trustee shall be entitled to reasonable compensation for all services rendered or expenses incurred in the administration or execution of the trusts hereby created and Borrower hereby agrees to pay same. Trustee and Lender shall be indemnified, held harmless and reimbursed by Borrower for any liability, damage or expense, including attorneys' fees and amounts paid in settlement, which they or either of them may incur or sustain in the execution of this trust or in the doing of any act which they, or either of them, are required or permitted to do by the terms hereof or by law.

      SECTION 17.10 FIXTURE FILING. This Security Instrument constitutes a financing statement filed as a fixture filing pursuant to the provisions of Division 9 of the Uniform

Commercial Code with respect to those portions of the Property consisting of goods which are or are to become fixtures relating to the Property.

                         [NO FURTHER TEXT ON THIS PAGE]

            IN WITNESS WHEREOF, this Security Instrument has been executed by Borrower as of the day and year first above written.

                                       ASHWORTH EDC, LLC, a Delaware limited
                                       liability company

                                       By: ASHWORTH INC., a Delaware corporation

                                           By: /s/ Terence Tsang
                                               ---------------------------------
                                               Name: Terence Tsang
                                               Title: EVP, COO & CFO

                                 ACKNOWLEDGEMENT

STATE OF CALIFORNIA         )
                            )
COUNTY OF San Diego   )

            On March 25, 2004, before me Marlena Rodriguez personally appeared Terence Tsang, Executive Vice-President of Ashworth, Inc., personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                           /s/ Marlena Rodriguez
                                           -------------------------------------
                                           Notary

                                    EXHIBIT A

                        LEGAL DESCRIPTION OF THE PROPERTY

      Real property in the city of Oceanside, County of San Diego, State of California, described as follows:

All that portion of Lot 18 of Ocean Ranch Phase-1B, in the City of Oceanside, County of San Diego, State of California, as per the Map thereof No. 14329, filed in the Office of the County Recorder of San Diego on December 28, 2001, lying easterly of the following described line:

Commencing at the most southerly corner of said Lot 18, said corner also being on the northwesterly right-of-way line of Ocean Ranch Boulevard, 84.00 feet wide, as shown on said map; thence along said right-of-way line North 60 degrees 56'00 East 75.60 feet to a line parallel with and 75.60 feet northeasterly of the southwesterly line of said Lot 18 and the True Point of Beginning; thence along said parallel line North 29 degrees 04'00" West 739.98 feet to the northerly line of said Lot 18.

Said parcel is shown as Parcel 2 of a Certificate of Compliance recorded at the request of the City of Oceanside on March 12, 2003 as Instrument No. 2003-0280480 of Official Records.

APN: 160-571-19-000